Exhibit 99.1
Ex
©Calgon Carbon Corporation 2015 Business Update May 28, 2015

©Calgon Carbon Corporation 2015 Safe Harbor Statement Today’s presentation contains historical information and forward-looking statements. Forward-looking statements typically contain words such as “expect,” “believe,” “estimate,” “anticipate,” or similar words indicating that future outcomes are uncertain. Statements looking forward in time, including statements regarding future growth and profitability, price increases, cost savings, product lines, enhanced competitive posture and acquisitions, are included in the company’s most recent Annual Report pursuant to the “safe harbor” provision of the Private Securities Litigation Reform Act of 1995. They involve known and unknown risks and uncertainties that may cause the company’s actual results in future periods to be materially different from any future performance suggested herein. Further, the company operates in an industry sector where securities values may be volatile and may be influenced by economic and other factors beyond the company’s control. Some of the factors that could affect future performance of the company are changes in, or delays in the implementation of, regulations that cause a market for our products, acquisitions, higher energy and raw material costs, costs of imports and related tariffs, labor relations, capital and environmental requirements, changes in foreign currency exchange rates, borrowing restrictions, validity of patents and other intellectual property, and pension costs. In the context of the forward-looking information provided in this presentation, please refer to the discussions of risk factors and other information detailed in, as well as the other information contained in the company’s most recent Annual Report.

©Calgon Carbon Corporation 2015 Agenda Calgon Carbon Path to Success Randy Dearth - Chairman, President & CEO Mercury Removal Market Update William Zinsser – Vice President, Specialty Products North American Municipal Water Market Update Robert McLaughlin – Vice President, Municipal Leo Zappa – Director of Sales, Municipal Questions Closing Comments/Tour Randy Dearth - Chairman, President & CEO

©Calgon Carbon Corporation 2015 Path to Success

©Calgon Carbon Corporation 2015 Continued Margin Improvement 31.3 31 27.3 31.2 31.6 33 33.3 34.3 33.6 34.4 34.6 35.9 35.7 25 27 29 31 33 35 37 39 Q1 2012 Q1 2015 % Gross Margin Gross Margin % by Quarter $50 MM Improvement Program New Procurement Initiatives Product Rationalization New Investment Projects Transportation and Warehousing Improvements IT Enhancements * Pre Depreciation and Amortization Path to Success…

©Calgon Carbon Corporation 2015 Path to Success… Utilizing our Cash Flow and Balance Sheet for Maximum Shareholder Value Creation M&A Investment in Existing Assets Investment in New Production Facilities Returning Value to Shareholders Options

©Calgon Carbon Corporation 2015 Investment in Existing Assets Path to Success… De-bottleneck Virgin Plants (16 MM additional pounds by 2017)  Neville Island renovation and expansion (~$30MM / 12 MM additional pounds by late 2016) Conversion of Suzhou, China potable reactivation kiln to Industrial Optimize processes/systems to improve efficiency R&D – co-locate “Innovation Center” at HQ in summer 2015 IT – SAP re-implementation

©Calgon Carbon Corporation 2015 Path to Success… M&A Maintain an active M&A effort Evaluate options close to our core business in all regions

©Calgon Carbon Corporation 2015 Path to Success… Investment in New Production Facilities Continue to evaluate and prepare for all potential major expansion possibilities for virgin carbon Grow reactivation footprint (North Tonawanda-US, Tipton-UK)

©Calgon Carbon Corporation 2015 Path to Success… Returning Value to Shareholders Repurchased $98.5MM of shares since 2012* Repurchased ~265K shares for $5.8MM YTD* Remaining authorization of $101.5MM* Introduced dividend in 2015 (first in 9 years) *As of May 28, 2015

©Calgon Carbon Corporation 2015 Path to Success… Revenue Focus Establish strong position in the emerging mercury market Establish presence in Latin/South America (estimated total current activated carbon market size of ~130MM pounds) Introduce new strategy for outsourced carbons Launch Global Key Account Management Implement strategy for India (estimated total current activated carbon market size of ~130MM pounds) Establish solid market share for Ballast Water

©Calgon Carbon Corporation 2015 Path to Success… Challenges Regulatory Approvals/Delays Global Macroeconomic Conditions Foreign Exchange Rates Capital Improvement Project Costs and Timing Competitive Landscape

©Calgon Carbon Corporation 2015 Mercury Removal Market

©Calgon Carbon Corporation 2015 Regulatory History 2000 - EPA’s initial “appropriate and necessary” finding on mercury emissions from power plants 2003 - EPA’s first proposed action to reduce sulfur dioxide (SO2), nitric oxides (NOx) and mercury (Hg) emissions from power plants 2005 - Clean Air Mercury Rule (CAMR) issued 2008 - D.C. Circuit vacated the CAMR 2009 - Consent decree issued requiring EPA to issue a final rule by December 16, 2011 2011 - EPA completes Mercury Air Toxics Standards rule (MATS) to reduce mercury and other toxic air pollutants 2015 - Compliance by April 16, 2015 unless State authorities grant an additional year

©Calgon Carbon Corporation 2015 Utility Market – MATS Regulations On April 15, 2014 U.S. Circuit Court of Appeals ruled in favor of the EPA upholding the EPA’s MATS Supreme Court granted Certiorari to three petitioners appealing the decision of the U.S. Court of Appeals upholding the EPA’s MATS rule on November 25, 2014 Decision is expected to be rendered in June 2015

©Calgon Carbon Corporation 2015 Utility Market – Regulations Utility Reaction to SCOTUS Certiorari Business as usual for EGUs (Electric Generating Units) with 2015 compliance date EGUs with 2016 compliance date have slowed their progress Action beyond SCOTUS decision will depend upon the ruling Possible Rulings by the SCOTUS Uphold the rule and support the lower court decision Rule in favor of the petitioners. Remand the rule to the EPA for an “appropriate and necessary” finding. MATS compliance dates uncertain Vacate the rule. Make it unlawful – EPA would have to begin the process of drafting a “new” rule Illinois Multi-Pollutant Standards (MPS) – requires IL EGUs to lower SO2 emissions

©Calgon Carbon Corporation 2015 Mercury Market Segmentation Standard (Gen 1) product demand used to present annual market size Total annual market value is estimated at ~ $270 - $300MM by 2017 CCC expects to maintain at least 30% share of the market value April 2016 MATS Compliance +(120- 170) MM Std. Pounds (Total: 340-470 MM Std. Pounds)* April 2015 MATS Compliance +(100-140) MM Std. Pounds (Total: 220-300 MM Std. Pounds) Current Market State/Canadian Regulations 120-160MM Std. Pounds * Upper end of range reduced from CCC’s previous estimate of 550 MM lbs. due to CCC refining its estimate of the number of EGUs expected to convert to natural gas, shut down, or install additional scrubbing capability.

©Calgon Carbon Corporation 2015 Calgon Carbon’s Value Proposition Calgon Carbon name recognition and reputation Premium products that deliver superior performance Lowest “total” mercury control cost  Ash sales maintenance Reliability – multiple independent production lines Flexibility – broadest range of products Dry Product – improves product flow and operational performance Products with Superior performance in the presence of sulfur trioxide (SO3) Products with Superior performance when (DSI) dry sorbent injection is utilized for SO2 or hydrogen chloride (HCl) control

©Calgon Carbon Corporation 2015 Market Leader in Research and Development Investment to date > $7MM Product Development Full scale product demonstrations and trials MRC (Mercury Research Center) – 100s of product formulations tested for countless system variations All test data generated by independent testing services

©Calgon Carbon Corporation 2015 Innovation & Strength FLUEPAC® Product Patents US 8,057,576 US 8,409,330 US 8,834,606B3 US 8,216,535 US 8,450,238 US 8,715,599 CA 2,755,318 Impregnation techniques Sulfur tolerant compositions FLUEPAC® ST FLUEPAC® STF US 8,309,046 Use of CaBr2 with fine grind carbons (<15μm) FLUEPAC® MC MAXX FLUEPAC® SPR MAXX Additional patents pending CaBr2 – Calcium Bromide μm – microns

©Calgon Carbon Corporation 2015 Non-Brominated Product Offerings Standard Advanced FLUEPAC® MC FLUEPAC® MC MAXX FLUEPAC® SPR MAXX FLUEPAC® Paired with Boiler Additive/Refined Coal Uses 50% less than FLUEPAC® MC Uses 50% less than FLUEPAC® MC MAXX Gen1 Gen2 Gen3

©Calgon Carbon Corporation 2015 Brominated Product Offerings Standard Advanced FLUEPAC® MC+ FLUEPAC® ST FLUEPAC® STF FLUEPAC® S3 Standard Activity1 Uses 50-70% less than FLUEPAC® MC+ Uses 40% less than FLUEPAC® ST FLUEPAC® SF3 MORE BROMINE LESS BROMINE Gen1 Gen2 Gen3 Brominated products provide mercury oxidation to enhance adsorption

©Calgon Carbon Corporation 2015 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% 0 1 2 3 4 5 6 7 8 9 Total Hg removal Carbon feed rate (lbs/MMacf) ST 3 ppm SO3 ST 6 ppm SO3 ST, 3 ppm SO3 ST, 6 ppm SO3 Competitor Br- PAC, 3 ppm SO3 Sulfur tolerant products like FLUEPAC® ST (Gen2) are far more resistant to SO3 The Importance of SO3 Tolerance Full-Scale Power Plant Testing - PRB, ESP with SO3 injection PRB – Powder River Basin ppm – parts per million ESP – Electrostatic Precipitator MMacf – million actual cubic feet

©Calgon Carbon Corporation 2015 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 0 0.5 1 1.5 2 2.5 3 3.5 4 Percent Hg capture Carbon feed rate (lbs/MMacf) Fluepac STF Fluepac ST Original Hg removal target, 70% New Hg removal target, 80% Gen3 Gen2 FLUEPAC® STF A Step Change in Performance New compliance goal met Ash sales preserved FLUEPAC STF = Best Cost Performance Mercury Removal with Sub-bituminous Coal, with ESPs Carbon use cut in half

©Calgon Carbon Corporation 2015 FLUEPAC® STF A Step Change in Performance Trona – sodium sesquicarbonate dihydrate - Na3(CO3)(HCO3) 2H2O ACI – activated carbon injection 100% 90% 80% 70% 60% 50% 40% 30% 20% 10% 0% 0.0 1.0 2.0 3.0 4.0 5.0 6.0 7.0 Log. (Calgon Fluepac STF) – Gen3 Log. (Calgon MC+) – Gen1 ACI Rate (lb/MMacf) Hg Removal from Coal (%)

©Calgon Carbon Corporation 2015 Calgon Carbon Performance with SO3 (Trial conducted by EPRI*; performed at a consistent carbon feed rate of 7 lbs/MMacf) Note: Sept. 2013 EPRI Test of SO3 (5ppm SO3) Tolerant Carbons Gen3 * EPRI – Electric Power Research Institute * Total Hg removal 50% 55% 60% 65% 70% 75% 80% 85% 90% 95% 100% FLUEPAC STF FLUEPAC STC FLUEPAC ST EXP Competitor A Advanced Product Competitor A Standard Product Competitor B Competitor C Competitor D

©Calgon Carbon Corporation 2015 Superior Ash Compatibility of FLUEPAC® Products 0 50 100 150 200 250 300 350 Baseline Class F fly ash Bituminous PAC 1 Bituminous PAC 2 Bituminous Br- PAC Lignite  AC1 Concrete friendly lignite PAC Lignite PAC2 Foam Index Value (drops of AEA) Independent Fly Ash Broker  Foam Index Testing of Class F Fly Ash Mixed with 2 wt. % PAC Calgon Carbon FLUEPAC® Products PAC – Powdered Activated Carbon Higher Foam Index Value can negatively impact ability to sell ash for concrete applications Foam Index Value (drops of AEA)

©Calgon Carbon Corporation 2015 Mercury Market Sales Q1 2015: Revenue up 70% over Q1 2014 Q2 2015: Revenue up 120% over Q2 2014 * MATS unchanged: 2015 Revenue up ~ 70% to 105% vs. 2014* MATS vacated: 2015 Revenue up ~ 50% vs. 2014* * Estimated increases in revenues

©Calgon Carbon Corporation 2015 North American Municipal Water Market Opportunities

©Calgon Carbon Corporation 2015 Value Proposition Municipal Water Cycle Current Market Drivers Future Market Drivers Summary Agenda

©Calgon Carbon Corporation 2015 For North American water utilities struggling to treat multiple contaminants and comply with various regulations, Calgon Carbon Corporation can provide a single product with related services that simultaneously solves all of these treatment challenges. Compared to the use of a virgin activated carbon solution, CCCs FILTRASORB brand activated carbon, coupled with Custom Municipal Reactivation (CMR), delivers high-quality treatment performance at a 10% to 50% reduction in lifecycle cost, while also reducing greenhouse gas emissions as much as 80%. Value Proposition Advanced, cost-effective solutions to meet multiple current and future needs of municipal water utility Customers

©Calgon Carbon Corporation 2015 The Municipal Water Cycle WASTEWATER WASTEWATER CEC: Contaminants of Emerging Concern WBP: Water Borne Pathogen GAC: Granular Activated Carbon NOM: Natural Organic Matter VOC: Volatile Organic Compounds DBP: Disinfectant By-Product T&O: Taste & Odor UV: Ultraviolet Disinfection IX: Ion Exchange UVAOP: UV Advanced Oxidation Process BAC: Biological Activated Carbon FARM WASTEWATER TREATMENT CONVENTIONAL DRINKING WATER TREATMENT GAC UV CEC VOC DBP T&O UV CEC WBP VOC T&O RIVER SOIL GROUND AQUIFER FACTORY CHEMICAL STORAGE GROUNDWATER TREATMENT GAC UV VOC DISTRIBUTION NATURE NOM WBP HOME WASTEWATER

North American Municipal Drinking Water Market

Size of Primary Market:	~8,900 systems
Systems using GAC:	~900 systems
CCC Accounts:	~450 systems



Community Water Systems
(Size and Population Served)
Very Large*
133,100,000
~400 systems
4,900,000
Very Small
~29,000 systems
19,900,000
Small
~14,000 systems
Large*
106,300,000
~3,700 systems
28,100,000
~4,800 systems
Medium*

CalgonCarbon Pure Water. Clean Air. Better World.

© Calgon Carbon Corporation 2015 | Slide 33

* Calgon Carbon Primary Target Market Segments

©Calgon Carbon Corporation 2015 Groundwater (USEPA NPDWR**) Taste & Odor (USEPA NSDWR***) Conversion of GAC Users to Custom Municipal Reactivation (CMR) Disinfection By-Product (DBP) regulatory compliance (USEPA Stage 2 DBPR*) Foundational market drivers of CCC’s municipal water market business for the foreseeable future Current Municipal Water Market Drivers * DBPR = Disinfection By-product Rule ** NPDWR = National Primary Drinking Water Regulation *** NSDWR = National Secondary Drinking Water Regulation

©Calgon Carbon Corporation 2015 CCC has treated municipal surface and groundwater for decades: Groundwater / Taste & Odor  Taste & Odor: Unpleasant taste & odor contaminant removal: 2-methylisoborneol (MIB) Geosmin Groundwater: Organic contaminant removal: Trichloroethylene (TCE) Tetrachloroethylene (PCE) Methyl tert-butyl ether (MTBE) Toluene

©Calgon Carbon Corporation 2015 Location Contract Length Projected Annual Reactivation (millions of pounds) City of Phoenix 10 years 6 – 11 City of Scottsdale 10 years 4 – 6 City of Glendale 10 years 1 – 2 Palmdale Water District 10 years 1 – 2 American Water Works Company 5 years 2 – 3 Reactivation Contracts and Conversion Success Calgon Carbon has converted or is in the process of converting more than 140 water treatment facilities in the U.S. to Custom Municipal Reactivation (CMR)

©Calgon Carbon Corporation 2015 Notable Current CMR Conversion Opportunities California Ontario, Canada  >10 MM lb. GAC with potential for reactivation Focus locations include: San Jose Water, San Bernardino, Cal Water and Golden State Water >15 MM lb. GAC with potential for reactivation Focus locations include: Toronto, Hamilton, and the Peel and Niagara regions Golden Horseshoe

©Calgon Carbon Corporation 2015 Disinfection By-products (DBP) & Related Regulations DBPs are formed when chlorine reacts with natural organic matter in a water supply. In 1998, the U.S. EPA enacted drinking water regulations (Stage 1) and again in 2005 (Stage 2) to limit the amount of DBPs permissible in drinking water. Vast majority of the market will be in compliance by July 2015 Impact: Increases demand in U.S. for granular activated carbon (GAC) and potable reactivation for municipal drinking water treatment (CMR).

©Calgon Carbon Corporation 2015 Future Market Drivers DBP – Stage 3 Rule Algal Blooms – Barrier Defense Chemical Spills – Barrier Defense Drought-related Groundwater Treatment Drought-related Water Reuse New Groundwater Contaminants Pharmaceuticals

©Calgon Carbon Corporation 2015 Potential Impact of Stage 3 DBP Regulations US Federal (EPA)  Expanded DBP Regulations (Stage 3 DBPR) Stage 3 DBPR stemming from Six Year Review of DBPR 2  Regulation of chloramine-derived DBPs DBP compliance for small communities Continued adoption of GAC for current DBPR 2 Penetration into small/very small CWS segments w/ packaged multi-technology system (GAC/UV/IX) via development efforts with USEPA (CRADA) CWS – Close Water System GAC/UV/IX – Granular Activated Carbon / Ultraviolet / Ion Exchange CRADA - Cooperative Research and Development Agreement

©Calgon Carbon Corporation 2015 Major Utilities Currently Using Chloramines for DBP Regulatory Compliance and their Potential GAC Requirements Potential Impact of Stage 3 DBP Regulations Star denotes utilities actively studying GAC adoption Note: Exchange frequencies expected to be no longer than six years. We conservatively show a six-year exchange frequency, on the assumption that most or all of these very large installations would use a biological activated carbon (BAC) process, probably with ozone or UV/AOP upstream. City Capacity (MGD) Initial Fill (lbs GAC) Exchange (Ibs CMR) Los Angeles, CA San Francisco, CA Las Vegas, NV Boston, MA Dallas, TX Philadelphia, PA Denver, CO Washington, DC San Diego, CA TOTAL 2,000 1,000 800 500 500 500 500 300 150 6,550 120,000,000 60,000,000 50,000,000 30,000,000 30,000,000 30,000,000 30,000,000 20,000,000 20,000,000 10,000,000 400,000,000 20,000,000 10,000,000 8,333,333 5,000,000 5,000,000 5,000,000 3,333,333 3,333,333 1,666,667 66,666,667

©Calgon Carbon Corporation 2015 Political/Legislative Efforts Pursuing legislative action at both the state and federal levels to: require adoption of technologies that preferentially remove matter from water rather than add chemicals Political Effort Summary: Potentially faster route than regulation Using educational efforts and focusing on newsworthy incidents Employing CCC Government Affairs, outside advocates to advance agenda

©Calgon Carbon Corporation 2015 Precipitated by shallow surface water and warm temperatures Granular Activated Carbon is ideal for treatment in both large and small water treatment facilities Algal Toxins – Barrier Defense Lake Erie region microystin-LR – 1865-Dec-01 to 2009-Dec-20

©Calgon Carbon Corporation 2015 Chemical Spills – Barrier Defense Challenge: Provide a protective barrier against spills of industrial chemicals into surface water sources or onto the ground where they can leach into groundwater sources

Barrier Defense Drivers

- Opportunities exist at all municipalities where the water system source is from surface waters (lakes, rivers) where chemical spills and algal toxins may occur:
  - More than 150 algal bloom occurrences estimated per year.
  - Approximately 1,400 chemical spills per year.

- Significant opportunity: Only 10% of the 5,000 treatment plants processing surface waters have an activated carbon system in place today.

Size of Primary Market:	~5,000 systems
Systems using GAC:	~500 systems
CCC Accounts:	~350 systems

CalgonCarbon Pure Water. Clean Air. Better World.
© Calgon Carbon Corporation 2015 | Slide 45

©Calgon Carbon Corporation 2015 Drought - Expanded Groundwater Extraction Utilities revisiting old wells, drilling new wells, to replace other sources lost to drought Many aquifers are contaminated, requiring treatment Granular Activated Carbon (GAC) Ion Exchange (IX) UV Advanced Oxidation Process (UVAOP) Active Community Water System Wells Where Contaminated Groundwater Has Been Detected Above an MCL Two or More Times between 2002 and 2010 (1,659 Wells / 680 Community Water Systems)

©Calgon Carbon Corporation 2015 Drought - Direct Potable Reuse Alternative Treatment: GAC-UV Process CCC Goal – Replace RO process with GAC/UVAOP process wherever possible to gain a share of this emerging market San Diego, CA pilot system using Calgon Carbon GAC WWTP: Wastewater Treatment Plant UV/AOP: UV Advanced Oxidation BAC: Biological Activated Carbon RO: Reverse Osmosis WWTP Effluent Physical filtration NCM/TOC reduction Waste to WWTP influent Disinfection TrOC/CEC destruction VOC/SVOC destruction NDMA destruction T&O compound destruction NOTE: UV/AOP employed in lieu of O3 in order to: Prevent bromate formation Promote NDMA destruction Exchange: every 90 months NOM/TOC reduction (DBP Precursor removal) TrOC/CEC removal T&O compound removal VOC/SVOC removal Exchange: ever 36 months NOM/TOC reduction (DBP precursor removal) TrOC/CEC removal T&O compound removal VOC/SVOC removal Disinfection Cryptosporidium/Giardia inactivation  CHLORINATION Disinfection residual (necessary if going direct to distribution) DBP formation will be limited due to prior removal of precursors via GAC

©Calgon Carbon Corporation 2015 New Groundwater Contaminants 1,2,3-TCP in California (possibly  New York) 272 potential well sites in CA Strengthened TCE/PCE regs in NY 200+ potential well sites on Long Island Perfluorinated Compounds (PFCs) in multiple states (both state and USEPA level) Carcinogenic Volatile Organic Compounds (cVOC) group contaminant rule (USEPA) – group of 16 contaminants 272 Well Sites Active and Standby CDPH Wells with at Least One Detection of 1,2,3-Trichloropropane (TCP)>0.005 ug/L, Notification Level (272 wells) 272 Well Sites Water Boards Well with TCP>0.005 ug/L Regional Board Boundaries Counties

©Calgon Carbon Corporation 2015 Pharmaceuticals Pharmaceuticals (EDC/PPC) – via USEPA CCL regulatory process Endocrine Disrupting Compounds (EDCs) Chemicals that affect the endocrine (hormonal) systems Hormones regulate reproduction, growth, and behavior Pharmaceutical and Personal Care Products (PPCPs) Prescription drugs Over the counter medications

©Calgon Carbon Corporation 2015 Estimated Pounds of GAC Installed for Municipal Drinking Water Note: Reflects current market drivers CAGR 2014 - 2019: 4.34% Pounds of GAC Installed in USA/Canada for Municipal Drinking Water – both DBP and non-DBP Applications, 2008-2019 250,000,000 200,000,000 150,000,000 100,000,000 50,000,000 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 non-DBP DBP

©Calgon Carbon Corporation 2015 Capabilities Summary Calgon Carbon is well positioned to meet current and future market needs Calgon Carbon Corporation Capabilities Market Driver GAC GAC EQUIPMENT CMR UV Ion Exchange Disinfection Byproducts Ground Water Contamination Taste and Odor Algal Toxins Chemical Spills Barrier Defense Drought Expanded Groundwater Direct Potable Reuse 1,2,3 TCP TCE/PCE PFCs

©Calgon Carbon Corporation 2015 Closing Comments

©Calgon Carbon Corporation 2015 Calgon Carbon Corporation: The Next Chapter

©Calgon Carbon Corporation 2015 LEED Certified Sustainable building materials Solar panels Trail access (plus second floor shower) Living roof (vegetation on lab addition) Smart Lighting – turns off when not occupied Natural Light High Tech Meeting Spaces Collaboration/Ideation Areas “Innovation Center” – Summer 2015 Interactive Product Display Area  10 Conference Rooms State-of-the-Art Training Center 3 Break Areas  2 Cafes 1st Floor Break Area Cafeteria Wellness Room Open Offices for Impromptu Phone  Calls, Meetings Coffee Service Advanced Features of New Building